1 March 3, 2025 Q4 2024 & Full Year Financial Results

2 Safe Harbor Statement/Trademarks 2 This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements regarding the future performance of the Company or any of our businesses, our business strategy, future operations, future financial position, future revenues and earnings, our ability to achieve the objectives of our restructuring initiatives and divestitures, including our future results, projected costs, prospects, plans and objectives of management, are forward-looking statements. We generally identify forward-looking statements by using words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “may,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. These forward-looking statements are based on our current intentions, beliefs, assumptions and expectations regarding future events based on information that is currently available. You should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statement contained herein. Any such forward-looking statement speaks only as of the date of this presentation, and, except as required by law, we do not undertake any obligation to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including, among others, the availability of USG funding for contracts related to procurement of our medical countermeasure ("MCM") products, including CYFENDUS® (Anthrax Vaccine Adsorbed (AVA) Adjuvanted), previously known as AV7909, BioThrax® (Anthrax Vaccine Adsorbed), and ACAM2000® (Smallpox (Vaccinia) Vaccine, Live) among others, as well as contracts related to development of medical countermeasures; our ability to meet our commitments to quality and compliance in all of our manufacturing operations; our ability to negotiate additional USG procurement or follow-on contracts for our MCM products that have expired or will be expiring; the commercial availability and impact of a generic and competitive marketplace on future sales of NARCAN® (naloxone HCL) Nasal Spray and over-the-counter NARCAN® Nasal Spray; our ability to perform under our contracts with the USG, including the timing of and specifications relating to deliveries; the ability of our contractors and suppliers to maintain compliance with current good manufacturing practices and other regulatory obligations; our ability to negotiate new or further commitments related to the collaboration and deployment of capacity toward future commercial manufacturing related to our bioservices and under our existing Bioservices contracts; our ability to collect reimbursement for raw materials and payment of service fees from our Bioservices customers; the results of pending government investigations and their potential impact on our business; our ability to satisfy the conditions of the final settlement, and the potential impact of the final settlement agreement, including the funds to resolve the litigation, on our business; our ability to comply with the operating and financial covenants required by (i) our term loan facility under a credit agreement, dated August 30, 2024, among the Company, the lenders from time to time party thereto and OHA Agency LLC, as administrative agent, (ii) our revolving credit facility under a credit agreement, dated September 30, 2024, among the Company, certain subsidiary borrowers, the lenders from time to time party thereto and Wells Fargo, National Association, as Agent, and (iii) our 3.875% Senior Unsecured Notes due 2028; our ability to maintain adequate internal control over financial reporting and to prepare accurate financial statements in a timely manner; our ability to maintain sufficient cash flow from our operations to pay our substantial debt, now and in the future; our ability to invest in our business operations as a result of our current indebtedness; the procurement of our product candidates by USG entities under regulatory authorities that permit government procurement of certain medical products prior to FDA marketing authorization, and corresponding procurement by government entities outside the United States; our ability to realize the expected benefits of the sale of our travel health business to Bavarian Nordic, the sale of our Drug Product facility in Baltimore-Camden to Bora Pharmaceuticals Injectables Inc., a subsidiary of Bora Pharmaceuticals Co., Ltd. and the sale of RSDL® to SERB Pharmaceuticals; the impact of the organizational changes we announced in January 2023, August 2023, May 2024 and August 2024; our ability to identify and acquire companies, businesses, products or product candidates that satisfy our selection criteria; the impact of cybersecurity incidents, including the risks from the unauthorized access, interruption, failure or compromise of our information systems or those of our business partners, collaborators or other third parties; the success of our commercialization, marketing and manufacturing capabilities and strategy; and the accuracy of our estimates regarding future revenues, expenses, capital requirements and need for additional financing. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward- looking statement. Readers should consider this cautionary statement, as well as the risks identified in our periodic reports filed with the Securities and Exchange Commission, when evaluating our forward-looking statements. Trademarks: Emergent®, BioThrax®, BaciThrax®, BAT®, Trobigard®, Anthrasil®, CNJ-016®, ACAM2000®, NARCAN®, CYFENDUS®, TEMBEXA® and any and all Emergent BioSolutions Inc. brands, products, services and feature names, logos and slogans are trademarks or registered trademarks of Emergent BioSolutions Inc. or its subsidiaries in the United States or other countries. All other brands, products, services and feature names or trademarks are the property of their respective owners, including RSDL® (Reactive Skin Decontamination Lotion), which was acquired by SERB on July 31, 2024.

3 Today’s Topics Joe Papa President and CEO Rich Lindahl EVP, CFO and Treasurer Joe Papa President and CEO Multi-Year Transformation Progress Update Q4 2024 Highlights and FY Financial Results FY 2025 Guidance 2025 Business Outlook & Catalysts to Enable Growth Q&A TopicPresenter

4 Multi-Year Transformation Progress Update Joe Papa President and Chief Executive Officer

5 For more than 25 years, Emergent has prepared those entrusted with protecting their communities against health threats. We are a leading public health company that delivers protective and life-saving solutions to communities across the world. Our mission is a simple one: to protect and save lives. 5

66 Turnaround - EXECUTING • Focus on profitable growth and improved operating performance • Enable growth and seek new opportunities aligned with internal capabilities • Elevate business lines for today's competitive landscape • Create long-term and sustainable value for shareholders • Unwavering leadership to find solutions to urgent public health threats • Goal of completing the turnaround in 2025 with the aim of driving higher EBITDA Stabilize - Complete • Strengthened engagement across internal and external stakeholders around our mission • Stabilized profitability and balance sheet financials; reduced debt • Completed phase ahead of schedule Our Multi-Year Transformation Plan to Create Value Transform • 2026+ strategic transformation for long-term growth and profitability • Build synergistic verticals to further leverage EBS infrastructure 02 STEP 01 STEP 03 STEP 02

EMERGENT

Executed All Priority Stabilization Objectives

Entered Turnaround Phase Ahead of Schedule

Stabilized balance sheet & substantially reduced debt

- Refinanced capital structure & extended maturity
  - New Term Loan & Revolving Credit Facility
- Completed targeted asset divestitures
- Generated strong operating cash flow

Delivered NARCAN® Nasal Spray as opioid crisis continues

- In 2024, distributed ~11 million cartons / 22 million doses in the U.S. and Canada; consistent with 2023

Streamlined site network & reduced annual operating expenses by $130 million while delivering on all core product customer commitments

Received ~$550 million of new MCM contract option awards in 2024

Sharpened strategy on future growth drivers

Resolved legacy legal disputes and improved quality and compliance outcomes

Strong foundation to focus on profitable growth & improved cash generation going forward

Continued commitment to prioritizing patient safety, quality and compliance

7

8 Critical Focus Areas & Goals for 2025 Strong profit follow through from 2024 • Higher net income • Increased gross margin % • Increased adjusted EBITDA margin % Operating cash flow growth versus 2024 & strong positive free cash flow Rebuilding product pipeline with R&D Target further optimization of manufacturing operations & partnerships Strategic capital deployment for opportunistic growth through business development

9 Q4 2024 & FY Financial Results Rich Lindahl Executive Vice President Chief Financial Officer and Treasurer

10 $119 $70 $90 $61 $29 $9 Q4 2023 Q4 2024 32% 40% Q4 2023 Q4 2024 $277 $195 Q4 2023 Q4 2024 $3 $21 Q4 2023 Q4 2024 ($ in millions) 1. All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. 3. Q4 2023 Total Revenue includes revenue related to the RSDL product and Camden Facility, which were sold in Q3 2024 and no longer contribute to Total Revenue in Q4 2024. Cost Savings Impact Evident in Q4 OpEx Total Revenues Adjusted EBITDA2 Total Segment Adjusted Gross Margin (% & $)2 Operating Expenses (R&D and SG&A) SG&A SG&A Key Financial Performance Metrics Q4 2024 vs. Q4 20231 R&D$86 $76 SG&A R&D+ 800 bps 3 +$18 $(49)

11 $(22) $183 $480 $379 $368 $308 $112 $71 2023 2024 $336 $457 2023 2024 $1,049 $1,044 2023 2024 ($ in millions) 1. All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. Total Revenues Total Segment Adjusted Gross Margin (% & $)2 Operating Expenses (R&D and SG&A) 33% 45% SG&ASG&A R&D Key Business Highlights | Strong Full Year Results1 2023 2024 R&D Adjusted EBITDA2 $(101) +$205 +$121 +1,200 bps

12 $1,049 $1,044 Total Revenue $945 $79 $26 $909 $105 $30 Total Product Sales, net Total Bioservices Contracts & Grants 1. All financial information incorporated within this presentation is unaudited. 2. Product sales, net are reported net of variable consideration including returns, rebates, wholesaler fees and prompt pay discounts in accordance with U.S. GAAP. 3. 2023 NARCAN® Revenue includes $9.8 million in revenue from our Travel Health business, which was sold in 2023. Notable Revenue Elements Full Year 2024 vs. Full Year 20231 $498 $188 $167 $92 $399 $139 $277 $94 NARCAN Anthrax MCM Smallpox MCM Other Products 2023 2024 ($ in millions) (20)% (26)% 66% (4)% 2 3

13 Streamlined Business & Completed $117M of Asset Sales • $75M for the sale of RSDL® to SERB • $35M for the sale of Baltimore-Camden facility to Bora, plus significant headcount reduction • $7M for the sale of an underutilized warehouse in Canton, MA $50M received from Janssen Settlement ~$250M of cost structure optimization savings since January 2023 • $130M of annualized savings announced in 2024 $30M across two milestone payments from Bavarian Nordic Refinanced Debt & Extended Maturity until 2029 • Entered into $250M Term Loan with Oak Hill Advisors • Closed $100M ABL revolver led by Wells Fargo Significant Achievements in 2024 | Completed Ahead of Schedule

14 $(206) $59 1. All financial information incorporated within this presentation is unaudited. 2. Operating Cash Flow presented for the twelve months ended December 31, 2024 and 2023. 3. Net Debt divided by Trailing Twelve Month Adjusted EBITDA 4. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. 5. Gross Debt and Net Debt for the years ended December 31, 2024 and 2023 excludes $36 million and $8 million of unamortized debt issuance costs, respectively. Strong Liquidity & Net Leverage3 Profile Significantly Improved Financial Metrics in 20241 Cash 51% 39% 3 Turned Around Operating Cash Flow Material Debt Reduction5 Credit Rating Upgrades • Moody's B3 from Caa1 • S&P Global B- from CCC Removed Going Concern Qualification Improved Credit & Financial Disclosures $868 $700$757 $601 2023 Year End 2024 Year End $(168) (19)% $(156) (21)% ($ in millions) Gross Debt Net Debt4 $200 $100 $100 Liquidity Net Leverage 3.3 x Revolver Availability Cash 20232 20242 + $265

15 $1,044 $930 Full-Year Revenues 2024 Janssen Settlement Agreement Divestitures Normalized Revenues 2024 ($ in millions) 2024 Revenue includes $115 million removed from base entering 2025 2024 Full Year Normalized Revenue Summary1 $(50) $(65) RSDL® Camden 1. All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. ~ 2

16 2025 Forecast – Updated as of 3/3/2025 METRIC ($ in millions) Full Year 2024 Actual Full Year 2025 Forecast Total revenues $1,043.6 $750 - $850 Net income (loss) $(190.6) $16 - $66 Adjusted net income (loss)1 $(12.1) $20 - $70 Adjusted EBITDA1 $183.1 $150 - $200 Total segment adjusted gross margin %1 45% 48% - 51% Segment Level Revenue MCM Products2 $509.8 $435 - $485 Commercial Products3 $398.9 $265 - $315 Key Assumptions ($ and shares in millions) Interest expense ~$55 R&D ~6% to 7% of Revenue SG&A ~27% to 28% of Revenue Weighted avg. fully diluted share count ~54 Capex ~$17 Depreciation & amortization ~$100 1. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. 2. Our MCM Products forecast excludes revenues related to RSDL®, which product was sold during the third quarter of 2024. 3. Our Commercial Products forecast consists of revenues for NARCAN® Nasal Spray and revenues from distribution of Kloxxado™ naloxone HCl nasal spray 8 mg pursuant to an agreement with Hikma Pharmaceuticals PLC in January 2025. ($ in millions) First Quarter 2025 Revenue Guidance Total revenues $200 - $240

1 7 17 Key 2025 Guidance Summary • Entering turnaround phase of multi-year plan ahead of schedule • 2025 revenue focuses on core business across MCM, NARCAN® Nasal Spray 4mg & KLOXXADO® Nasal Spray 8 mg • Strong profit follow through from 2024, generated through restructuring actions and improved utilization across manufacturing network • Continued positive operating cash Flow in 2025 & anticipate additional Bavarian Nordic milestone payments up to $50M • Capitalize on growth opportunities going forward

18 2025 Business Outlook & Catalysts to Enable Growth Joe Papa President and Chief Executive Officer

2025 Business Outlook – Commercial Products

Opioid Epidemic Remains a Priority in U.S. & Canada

Brand leading NARCAN® Nasal Spray 4 mg (OTC) remains a critical tool; KLOXXADO® Nasal Spray 8 mg (Rx) is an additional naloxone solution

- NARCAN® remains market leader across intranasal naloxone category
- Staggering levels of opioid overdose deaths remain due to fentanyl and other drivers
- Continued funding from opioid settlements ($54+B flowing into states over next 10-15 years)
- Federal grants/programs supporting naloxone access in 2025 (~$3.5+B)

Continued focus to help save lives

- OTC access via retailers, grocery stores, public places and businesses/workplaces
- Proprietary NARCANDirect™ delivering to 18,000 end points within 48 hours
- Competitive pricing across all channels
- A seamless "purchasing experience" for customers with commercial rights to KLOXXADO® Nasal Spray 8 mg
- Public awareness and education through *Ready to Rescue* campaign

In 2024, NARCAN® continued to be the market leader



Generic
~ 25%
NARCAN®
~ 75%

19

20 Product Contract Terms ANTHRASIL® – Anthrax In-Year Procurement CYFENDUS® – Anthrax 10 Year thru 2026 BioThrax® – Anthrax 5 Year Base + 5 Extension thru 2033* ACAM2000® – Smallpox and Mpox 10 Year thru 2029* CNJ-016® – Smallpox 10 Year thru 2029* TEMBEXA® – Smallpox 10 Year thru 2029* BAT® – Botulism 10 Year thru 2029* EbangaTM – Ebola (Zaire) 10 Year thru 2033* * Procurement based on annual options being exercised Critical to U.S. and Int’l Public Health Preparedness and Response 2025 Business Outlook – Medical Countermeasures Strong ongoing bipartisan support with focus on safety, security and protecting lives • Increasingly dangerous world with ever-growing threats • Four high-priority threats for the ASPR: anthrax, smallpox, Ebola and botulism Continued focus to help protect lives • Unique capabilities that many cannot match • Strong relationships with U.S. government and allied governments • Received ~$550M of contract modification awards in 2024, of note: • $20M Biothrax® ($236M through 2033) • $80M CYFENDUS® • $100M ACAM2000® • $185M of incremental ACAM2000® & CNJ-016® orders • $67M TEMBEXA® • $60M BAT® • $42M for EbangaTM development program • Secured U.S. FDA approval of ACAM2000® for immunization against mpox • TEMBEXA® (brincidofovir) product in Panther, Africa CDC MOSA (MpOx) Study to evaluate the safety and efficacy in treating mpox virus across Africa

2 1 21 2 1 2025 Catalysts to Enable Growth We will invest to maintain our leadership position and stimulate sustainable growth through internal capabilities and business development, while upholding quality, ethics and compliance excellence. • Mpox public health threat - ACAM2000® Emergency Use Listing with the WHO (pending) • KLOXXADO® Nasal Spray 8 mg • U.S. & International MCM orders and opportunities • Anticipated Bavarian Nordic Chikungunya approval milestone payments 21

2 2 22 Q&A Preparedness Today, Safer Tomorrow. We prepare for today’s public health challenges, and tomorrow’s threats

23 End Notes: Non-GAAP Financial Measures In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Certain of these financial measures are considered not in conformity with GAAP (“non-GAAP financial measures”) under the United States Securities and Exchange Commission (“SEC”) rules. Specifically, we have referred to the following non- GAAP financial measures: • Adjusted Net Income (Loss) • Adjusted EBITDA • Total Segment Revenues • Total Segment Gross Margin • Total Segment Gross Margin % • Total Segment Adjusted Gross Margin • Total Segment Adjusted Gross Margin % • Segment Adjusted Gross Margin • Segment Adjusted Gross Margin % • Net Debt • Net Leverage Ratio • Normalized Revenue We define Adjusted Net Income (Loss) , which is a non-GAAP financial measure, as net income (loss) excluding the impact of changes in fair value of financial instruments, acquisition and divestiture-related costs, severance and restructuring costs, settlement charges, net, exit and disposal costs, impairment charges, gain on sale of business, non-cash amortization charges, contingent consideration milestones, and other income (expense) items. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Adjusted EBITDA, which is a non-GAAP financial measure, as net income (loss) before income tax provision (benefit), interest expense, net, depreciation, amortization of intangible assets, excluding the impact of changes in fair value of financial instruments, acquisition and divestiture-related costs, severance and restructuring costs, settlement charges, net, exit and disposal costs, impairment charges, gain (loss) on sale of business, non-cash amortization charges, contingent consideration milestones and other income (expense) items. We believe that this non-GAAP financial measure, when considered together with our GAAP financial results and GAAP financial measures, provides management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry, although it may be defined differently by different companies. Therefore, we also believe that this non-GAAP financial measure, considered along with corresponding GAAP financial measures, provides management and investors with additional information for comparison of our operating results with the operating results of other companies.

24 End Notes: Non-GAAP Financial Measures (Continued) We have included the definitions of Segment Gross Margin and Segment Gross Margin %, which are GAAP financial measures, below in order to more fully define the components of certain non-GAAP financial measures presented in this presentation. We define Segment Gross Margin, as a segment's revenues, less a segment's cost of sales or services and intangible asset amortization. We define Segment Gross Margin %, as Segment Gross Margin as a percentage of a segments revenues. We define Segment Adjusted Gross Margin, which is a non-GAAP financial measure, as Segment Gross Margin excluding the impact of intangible asset amortization, restructuring costs, changes in the fair value of financial instruments, settlement charges, net and inventory step-up provision. We define Segment Adjusted Gross Margin %, which is a non-GAAP financial measure, as Segment Adjusted Gross Margin as a percentage of a segment's revenues. We define Total Segment Revenues, which is a non-GAAP financial measure, as our Total Revenues, less contracts and grants revenue, which is also equal to the sum of the revenues of our reportable operating segments. We define Total Segment Gross Margin, which is a non-GAAP financial measure, as Total Segment Revenues less our aggregate cost of sales or services and intangible asset amortization. We define Total Segment Gross Margin %, which is a non-GAAP financial measure, as Total Segment Gross Margin as a percentage of Total Segment Revenues. We define Total Segment Adjusted Gross Margin, which is a non-GAAP financial measure, as Total Segment Gross Margin, excluding the impact of intangible asset amortization, restructuring costs, settlement charges, net, changes in the fair value of financial instruments and inventory step-up provision. We define Total Segment Adjusted Gross Margin %, which is a non-GAAP financial measure, as Total Segment Adjusted Gross Margin as a percentage of Total Segment Revenues. We define Net Debt, which is a non-GAAP financial measure, as our total debt less our cash and cash equivalents. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company's ability to pay its debts. We define Net Leverage Ratio, which is a non-GAAP financial measure, as our Net Debt divided by our Trailing Twelve Month Adjusted EBITDA. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company's current borrowing capabilities. We define Normalized Revenue which is a non-GAAP financial measure, as the Total Revenues, less non-recurring revenue related to the Janssen settlement and divestitures of RSDL® and Camden. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company's revenues. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. For additional information on the non-GAAP financial measures noted here, please refer to the reconciliation tables provide in the Appendix to this presentation as well as the associated press release which can be found on the Company’s website at www.emergentbiosolutions.com.

25 Appendix

26 $111 $112 $12 $14 $65 $33 $77 $7 NARCAN Anthrax MCM Smallpox MCM Other Products $277 $195 Total Revenue $249 $21 $7 $182 $7 $6 Total Product Sales, net Total Bioservices Contracts & Grants 1. All financial information incorporated within this presentation is unaudited. 2. Product sales, net are reported net of variable consideration including returns, rebates, wholesaler fees and prompt pay discounts in accordance with U.S. generally accepted accounting principles. 3. Q4 2023 Total Revenue includes revenue related to the RSDL product and Camden Facility, which were sold in Q3 2024 and no longer contribute to Total Revenue in Q4 2024. Notable Revenue Elements Q4 2024 vs. Q4 20231 Q4 2023 Q4 2024 3 ($ in millions) (41)% 565% (71)% (27)% (30)% 2

EMERGENT

Products | Future Growth Drivers in U.S. and OUS

Product	Current Markets	Short-Term (By Year End 2025)	Mid- / Long-Term (2026+)
NARCAN® Nasal Spray 4 mg	US, CAN	International partnership ventures; market expansion	Naloxone line extensions; kitting opportunities
KLOXXADO® Nasal Spray 8 mg	US	Focus on integration	
ANTHRASIL® – Anthrax	US, CAN		
CYFENDUS® – Anthrax	US	Market expansion evaluation	PrEP indication / nextgen / alt ROA
BioThrax® – Anthrax	US, CAN, FRA, GER, SGP		
Raxibacumab – Anthrax	US		
ACAM2000® – Smallpox and Mpox	US, AUS , SGP, CAN	Mpox indication / market expansion evaluation	Other orthopox indications
CNJ-016® – Smallpox	US, CAN		Next gen
TEMBEXA® – Smallpox	US, CAN	Market expansion evaluation	Other orthopox indications
BAT® – Botulism	US, CAN, UKR, SGP		
Ebanga™ – Ebola (Zaire)	US	Market expansion evaluation / WHO prequalification	Label expansion (high viral load)

27

28 Commercial Products – Future Growth Drivers KLOXXADO® Nasal Spray 8 mg naloxone product Potential international partnership ventures; market expansion Naloxone line extensions; kitting opportunities

Reconciliation of Net Loss to Adjusted Net Income (Loss) - Q4 2024 vs. Q4 2023 29 (unaudited, $ in millions) Three Months Ended December 31, 2024 2023 Source Net loss $ (31.3) $ (49.5) Adjustments: Non-cash amortization charges $ 18.5 $ 22.0 Amortization of intangible assets (IA), Other Income Changes in fair value of financial instruments 2.3 0.6 Cost of MCM Products and Other Income (Expense) Severance and restructuring costs (0.4) (1.1) Cost of MCM Products, Cost of Services, SG&A and R&D Inventory step-up provision 5.0 2.0 Cost of MCM Products Acquisition and divestiture costs — 1.9 SG&A Exit and disposal costs — 6.4 R&D Settlement charges, net 1.5 — Cost of Services and SG&A Other expense (income), net items — (2.5) Other Income (Expense) Tax effect 7.0 (19.8) Total adjustments: $ 33.9 $ 9.5 Adjusted net income (loss) $ 2.6 $ (40.0)

Reconciliation of Net Loss to Adjusted Net Loss – YTD 2024 vs. YTD 2023 (unaudited, $ in millions) Twelve Months Ended December 31, 2024 2023 Source Net loss $ (190.6) $ (760.5) Adjustments: Non-cash amortization charges $ 72.5 $ 86.8 Amortization of intangible assets (IA), Other Income Changes in fair value of financial instruments 1.8 0.2 Cost of MCM Products and Other Income (Expense) Impairments 27.2 524.9 Impairment of long-lived assets and goodwill Severance and restructuring costs 22.5 33.4 Cost of MCM Products, Cost of Services, SG&A and R&D Inventory step-up provision 6.2 3.9 Cost of MCM Products Acquisition and divestiture costs — 4.7 SG&A Exit and disposal costs 13.3 12.5 R&D Gain on sale of business (24.3) (74.2) Other Income (Expense) Settlement charges, net 121.7 — Cost of Services and SG&A Contingent consideration milestones (30.0) — Other Income (Expense) Other expense (income), net items 9.8 (2.5) Other Income (Expense) Tax effect (42.2) (148.2) Total adjustments: $ 178.5 $ 441.5 Adjusted net loss $ (12.1) $ (319.0) 30

Reconciliation of Net Loss to Adjusted EBITDA - Q4 2024 vs. Q4 2023 31 (unaudited, $ in millions) Three Months Ended December 31, 2024 2023 Net loss $ (31.3) $ (49.5) Adjustments: Depreciation & amortization $ 26.0 $ 29.6 Income taxes 3.7 (5.0) Total interest expense, net 14.2 21.0 Inventory step-up provision 5.0 2.0 Changes in fair value of financial instruments 2.3 0.6 Severance and restructuring costs (0.4) (1.1) Exit and disposal costs — 6.4 Acquisition and divestiture costs — 1.9 Settlement charges, net 1.5 — Other expense (income), net items — (2.5) Total adjustments $ 52.3 $ 52.9 Adjusted EBITDA $ 21.0 $ 3.4

Reconciliation of Net Loss to Adjusted EBITDA – YTD 2024 vs. YTD 2023 (unaudited, $ in millions) Twelve Months Ended December 31, 2024 2023 Net loss $ (190.6) $ (760.5) Adjustments: Depreciation & amortization $ 108.8 $ 125.1 Income taxes 47.7 29.3 Total interest expense, net 69.0 80.9 Impairments 27.2 524.9 Inventory step-up provision 6.2 3.9 Changes in fair value of financial instruments 1.8 0.2 Severance and restructuring costs 22.5 33.4 Exit and disposal costs 13.3 12.5 Acquisition and divestiture costs — 4.7 Gain on sale of business (24.3) (74.2) Settlement charges, net 121.7 — Contingent consideration milestones (30.0) — Other expense (income), net items 9.8 (2.5) Total adjustments $ 373.7 $ 738.2 Adjusted EBITDA $ 183.1 $ (22.3) 32

Reconciliations of Total Revenues to Total Segment Revenues and of Segment and Total Segment Gross Margin and Gross Margin % to Segment and Total Segment Adjusted Gross Margin and Adjusted Gross Margin % - Q4 2024 vs. Q4 2023

Three Months Ended December 31, 2024 (unaudited, in millions)	Commercial Products	MCM Products	Services	Total Segment	Contracts & Grants	Total Revenues
Revenues	$ 65.1	$ 116.8	$ 7.4	$ 189.3	$ 5.4	$ 194.7
Cost of sales or services	33.2	72.1	12.7	118.0		
Amortization of intangible assets	9.5	6.8	—	16.3		
Gross margin	$ 22.4	$ 37.9	$ (5.3)	$ 55.0		
Gross margin %	34 %	32 %	(72)%	29 %		
Add back:						
Amortization of intangible assets	$ 9.5	$ 6.8	$ —	$ 16.3		
Inventory step-up provision	—	5.0	—	5.0		
Restructuring costs	—	(0.3)	(0.1)	(0.4)		
Adjusted gross margin	$ 31.9	$ 49.4	$ (5.4)	$ 75.9		
Adjusted gross margin % [1]	49 %	42 %	(73)%	40 %		

Three Months Ended December 31, 2023 (unaudited, in millions)	Commercial Products	MCM Products	Services	Total Segment	Contracts & Grants	Total Revenues
Revenues	$ 111.0	$ 138.1	$ 20.8	$ 269.9	$ 6.7	$ 276.6
Cost of sales or services	50.1	97.2	37.8	185.1		
Amortization of intangible assets	9.4	6.8	—	16.2		
Gross margin	$ 51.5	$ 34.1	$ (17.0)	$ 68.6		
Gross margin %	46 %	25 %	(82)%	25 %		
Add back:						
Amortization of intangible assets	$ 9.4	$ 6.8	$ —	$ 16.2		
Changes in fair value of contingent consideration	—	0.6	—	0.6		
Inventory step-up provision	—	2.0	—	2.0		
Restructuring costs	—	(1.4)	0.3	(1.1)		
Adjusted gross margin	$ 60.9	$ 42.1	$ (16.7)	$ 86.3		
Adjusted gross margin %	55 %	30 %	(80)%	32 %		

33

Reconciliations of Total Revenues to Total Segment Revenues and of Segment and Total Segment Gross Margin and Gross Margin % to Segment and Total Segment Adjusted Gross Margin and Adjusted Gross Margin % – YTD 2024 vs. YTD 2023

Year Ended December 31, 2024 (unaudited, in millions)	Commercial Products	MCM Products	Services	Total Segment	Contracts & Grants	Total Revenues
Revenues	$ 398.9	$ 509.8	$ 104.9	$ 1,013.6	$ 30.0	$ 1,043.6
Cost of sales or services	185.9	219.4	276.0	681.3		
Amortization of intangible assets	37.8	27.3	—	65.1		
Gross margin	$ 175.2	$ 263.1	$ (171.1)	$ 267.2		
Gross margin %	44 %	52 %	(163)%	26 %		
Add back:						
Intangible asset amortization	$ 37.8	$ 27.3	$ —	$ 65.1		
Changes in fair value of financial instruments	—	0.6	—	0.6		
Inventory step-up provision	—	6.2	—	6.2		
Settlement charges, net	—	—	110.2	110.2		
Restructuring costs	—	7.2	0.2	7.4		
Adjusted gross margin	$ 213.0	$ 304.4	$ (60.7)	$ 456.7		
Adjusted gross margin %[1]	53 %	60 %	(58)%	45 %		

(1) Total Segment results for the year ended December 31, 2024 includes $50.0 million attributable to the Settlement Agreement with Janssen. The revenue and cost of services is related to raw materials purchased for the Janssen Agreement which Janssen had not reimbursed. Excluding the impacts of the Settlement Agreement, Total Segment Adjusted Gross Margin % would have been 2% higher for the year ended December 31, 2024.

34

Reconciliations of Total Revenues to Total Segment Revenues and of Segment and Total Segment Gross Margin and Gross Margin % to Segment and Total Segment Adjusted Gross Margin and Adjusted Gross Margin % – YTD 2024 vs. YTD 2023 35 APPENDIX Year Ended December 31, 2023 (unaudited, in millions) Commercial Products MCM Products Services Total Segment Contracts & Grants Total Revenues Revenues $ 497.3 $ 447.2 $ 78.5 $ 1,023.0 $ 26.3 $ 1,049.3 Cost of sales or services 210.3 305.6 189.5 705.4 Intangible asset amortization 38.6 27.0 — 65.6 Gross margin $ 248.4 $ 114.6 $ (111.0) $ 252.0 Gross margin % 50% 26% (141) % 25 % Add back: Intangible asset amortization $ 38.6 $ 27.0 $ — $ 65.6 Changes in fair value of contingent consideration — 0.2 — 0.2 Inventory step-up provision — 3.9 — 3.9 Restructuring costs — 5.6 8.4 14.0 Adjusted gross margin $ 287.0 $ 151.3 $ (102.6) $ 335.7 Adjusted gross margin % 58% 34% (131) % 33%

Reconciliations of Total Debt to Net Debt1 and Leverage Ratio to Net Leverage Ratio 36 (unaudited, $ in millions) As of As of December 31, 2024 December 31, 2023 Total debt $ 700.0 $ 868.4 Less: Cash and cash equivalents 99.5 111.7 Net debt $ 600.5 $ 756.7 Twelve months ended Twelve months ended (unaudited, $ in millions) December 31, 2024 December 31, 2023 Net loss $ (190.6) $ (760.5) Adjustments: Depreciation & amortization $ 108.8 $ 125.1 Income taxes 47.7 29.3 Total interest expense, net 69.0 80.9 Impairments 27.2 524.9 Inventory step-up provision 6.2 3.9 Changes in fair value of financial instruments 1.8 0.2 Severance and restructuring costs 22.5 33.4 Exit and disposal costs 13.3 12.5 Acquisition and divestiture costs — 4.7 Loss (gain) on sale of business (24.3) (74.2) Settlement charges, net 121.7 — Contingent consideration milestones (30.0) — Other expense (income), net items 9.8 (2.5) Total adjustments $ 373.7 $ 738.2 Adjusted EBITDA $ 183.1 $ (22.3) Net Leverage Ratio 3.3 $ (33.9) 1. Debt amount indicated on the Company’s balance sheet is net of unamortized debt issuance costs of $36.3M and $8.2M as of December 31, 2024 and 2023, respectively.

Reconciliation of Total Revenues to Normalized Revenues 37 (unaudited, $ in millions) For the Year Ended December 31, 2024 Total Revenue $ 1,043.6 Less: Janssen Settlement Agreement revenue 50.0 Less: RSDL and Camden divestitures revenue 64.6 Normalized Revenues $ 929.0

Reconciliation of Net Income to Adjusted Net Income – Full Year 2025 Forecast 38 ($ in millions) 2025 Full Year Forecast Source Net income $16 - $66 Adjustments: Non-cash amortization charges $65 Amortization of intangible assets and Other Income (Expense) Inventory step-up provision 5 Cost of MCM Products Settlement charges, net (10) Cost of Services and SG&A Contingent consideration milestones (50) Other Income (Expense) Tax effect (6) Total adjustments: $4 Adjusted net income $20 - $70

Reconciliation of Net Income to Adjusted EBITDA – Full Year 2025 Forecast 39 ($ in millions) 2025 Full Year Forecast Net income $16 - $66 Adjustments: Depreciation & amortization $100 Income taxes 34 Total interest expense, net 55 Inventory step-up provision 5 Settlement charges, net (10) Contingent consideration milestones (50) Total adjustments $134 Adjusted EBITDA $150 - $200

Reconciliations of Forecasted Total Revenues to Forecasted Total Segment Revenues and of Forecasted Segment and Total Segment Gross Margin and Gross Margin % to Forecasted Segment and Total Segment Adjusted Gross Margin and Adjusted Gross Margin % - Full Year 2025 Forecast 40 ($ in millions) 2025 Full Year Forecast Total revenues $750 - $850 Contracts & Grants (25) - (30) Total segment revenues $725 - $820 Cost of sales or services $447- $474 Total segment gross margin $278 - $351 Total segment gross margin % 38% - 43% Add back: Intangible asset amortization $60 Inventory step-up provision 5 Total segment adjusted gross margin $348 - $421 Total segment adjusted gross margin % 48% - 51%